UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934



   Date of report (Date of earliest event reported):  April 14, 2008



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                       LASALLE HOTEL PROPERTIES
        (Exact name of registrant as specified in its charter)


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        Maryland                1-14045             36-4219376
     ----------------      -----------------     ------------------
     (State or Other       (Commission File      (IRS Employer
     Jurisdiction of            Number)          Identification No.)
     Incorporation
     or Organization)


                        3 Bethesda Metro Center
                              Suite 1200
                       Bethesda, Maryland 20814
               ----------------------------------------
               (Address of principal executive offices)


  Registrant's telephone number, including area code:  (301) 941-1500


                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.  REGULATION FD DISCLOSURE

     LaSalle Hotel Properties (NYSE:LHO) today announced it will report financial results for the first quarter 2008 on Wednesday, April 23, 2008 after the market closes. The company will conduct its quarterly conference call on Thursday, April 24, 2008, at 2:00 PM ET.

     To participate in the conference call, please follow the steps listed below:

     1. On April 24, 2008, dial (877) 718-5107 approximately ten minutes before the call begins (1:50 PM ET);

     2. Tell the operator that you are calling for LaSalle Hotel Properties' First Quarter 2008 Earnings Conference Call;

     3. State your full name and company affiliation and you will be connected to the call.

A live webcast of the Earnings Conference Call will also be available through the Company's website. To access, log on to http://www.lasallehotels.com at least 15 minutes prior to the call. A replay of the conference call webcast will be archived and available online through the Investor Relations section of http://www.lasallehotels.com.



LaSalle Hotel Properties is a leading multi-operator real estate investment trust owning 31 upscale and luxury full-service hotels, totaling approximately 8,500 guest rooms in 14 markets in 11 states and the District of Columbia. The Company focuses on owning, redeveloping and repositioning upscale and luxury full-service hotels located in urban, resort and convention markets. LaSalle Hotel Properties seeks to grow through strategic relationships with premier lodging companies, including Westin Hotels and Resorts, Sheraton Hotels & Resorts Worldwide, Inc., Hilton Hotels Corporation, Crestline Hotels and Resorts, Inc., Outrigger Lodging Services, Noble House Hotels & Resorts, Hyatt Hotels Corporation, Benchmark Hospitality, White Lodging Services Corporation, Gemstone Hotels & Resorts, LLC, Thompson Hotels, Sandcastle Resorts & Hotels, Davidson Hotel Company, Denihan Hospitality Group and the Kimpton Hotel & Restaurant Group, LLC.



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ADDITIONAL CONTACTS:
-------------------

Susan Patterson, LaSalle Hotel Properties - 301/941-1504



  For additional information or to receive press releases via e-mail, please visit our website at www.lasallehotels.com














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


                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  LASALLE HOTEL PROPERTIES




Dated:  April 15, 2008            BY:  /s/ HANS S. WEGER
                                       ------------------------------
                                       Hans S. Weger
                                       Executive Vice President,
                                       Treasurer and
                                       Chief Financial Officer


















































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